UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

ESSA Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania		18360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ESSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

As previously disclosed, on January 9, 2025, ESSA Bancorp, Inc. (“ESSA”) and its wholly-owned subsidiary, ESSA Bank & Trust (“ESSA Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNB Financial Corporation (“CNB”) and its wholly-owned subsidiary, CNB Bank (“CNB Bank”), pursuant to which ESSA will merge with and into CNB, with CNB as the surviving entity (the “Merger”).
On June 30, 2025, CNB and ESSA issued a joint press release announcing that they have received the requisite bank regulatory approvals and waivers from the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking and Securities and the Federal Reserve Bank of Philadelphia necessary for CNB to complete its acquisition of ESSA and ESSA Bank. CNB anticipates closing the transaction on July 23, 2025, subject to the satisfaction of customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward Looking Statements
This communication contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about CNB  and ESSA and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding CNB’s or ESSA’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to CNB or ESSA, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (i) CNB’s and ESSA’s ability to complete the proposed merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of other closing conditions to consummate the proposed merger; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed merger; (iii) risks related to diverting the attention of management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed merger; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed merger, including resulting expense or delay; (vii) the risk that ESSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed merger; (ix) the effect of the announcement of the proposed merger on the ability of CNB and ESSA to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the CNB common stock to be issued in the proposed merger; (xi) other risks related to the completion of the proposed merger and actions related thereto; (xii) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed merger; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (xv) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in ESSA’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and in subsequent filings CNB and ESSA make with the Securities and Exchange Commission (“SEC”).

Forward-looking statements speak only as of the date they are made. ESSA and CNB do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number Description
99.1 Press release dated June 30, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.
DATE: June 30, 2025	By:	/s/ Gary S. Olson
Gary S. Olson, President and
Chief Executive Officer